UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported):  June 25, 1998



                      NORWEST ASSET SECURITIES CORPORATION

            Mortgage Pass-Through Certificates, Series 1998-4A and -4B Trust



New York (governing law of
        333-21263-25
   52-2079989
Pooling and Servicing Agreement)
    (Commission
    52-2079990
(State or other
                     File Number)
    IRS EIN

jurisdiction




        c/o Norwest Bank Minnesota, N.A.


        7485 New Horizon Way
                                21703

        Frederick, Maryland
                                 (Zip Code)

        (Address of principal executive offices)



       Registrant's telephone number, including area code:  (301) 696-7900



          Former name or former address, if changed since last report)


ITEM 5.  Other Events



On June 25, 1998 a distribution was made to holders of NORWEST ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1998-4A
 And -4B Trust.




  ITEM 7.  Financial Statements and Exhibits





        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K





             Exhibit Number                      Description





             EX-99.1
   Monthly report distributed to holders of Mortgage

                           Pass-Through Certificates, Series 1998-4A Trust,
                              relating to the June 25, 1998 distribution.



             EX-99.2
   Monthly report distributed to holders of Mortgage

                           Pass-Through Certificates, Series 1998-4B Trust,
                              relating to the June 25, 1998 distribution.




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       NORWEST ASSET SECURITIES CORPORATION
             Mortgage Pass-Through Certificates, Series 1998-4A and -4B Trust

              By:   Norwest Bank Minnesota, N.A., as Master Servicer

              By:   /s/ Sherri J. Sharps, Vice President

              By:   Sherri J. Sharps, Vice President

              Date: 7/3/1998



                                INDEX TO EXHIBITS





Exhibit Number                   Description





EX-99.1
        Monthly report distributed to holders of Mortgage Pass-Through
               Certificates, Series 1998-4A Trust, relating to the June 25, 1998 distribution.



EX-99.2
        Monthly report distributed to holders of Mortgage Pass-Through
               Certificates, Series 1998-4B Trust, relating to the June 25, 1998 distribution.